UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2026

FTAI INFRASTRUCTURE INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41370	87-4407005
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas, 45th Floor
New York, New York 10105
(Address of principal executive offices) (Zip Code)

(212) 798-6100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FIP	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 7.01.	Regulation FD Disclosure.

In connection with the proposed Financing (as described in Item 8.01 below), certain subsidiaries (“Jefferson”) within the Jefferson Terminal segment of FTAI Infrastructure Inc. (“FIP”) are providing potential investors with certain information not previously disclosed by FIP.

As previously disclosed in FIP’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 28, 2026, an indirect subsidiary of FIP has agreed to acquire DRUbit LLC from an affiliate of US Development Group LLC (“USD”) for a purchase price based on an enterprise value of $255 million (the “Acquisition”). Jefferson intends to combine the acquired assets into the Jefferson bond borrower group and expects to incur approximately $270 million of new debt in the Financing to fund the Acquisition and related fees and expenses, including to repay approximately $255 million of related existing debt. The acquired assets are expected to contribute approximately $50 million of annual Adjusted EBITDA under take-or-pay contracts. Based on Jefferson’s contracted business in place, Jefferson expects the Acquisition to more than double its annual Adjusted EBITDA to approximately $100 million over the next 12 months.

For the six months ended June 30, 2026, Jefferson had a net loss of approximately $52.2 million and Adjusted EBITDA of approximately $19.2 million. On an annualized basis and pro forma for the full-year effect of the Southern Star Pipeline annual minimum revenue commitment, Jefferson’s Adjusted EBITDA for the six months ended June 30, 2026 was approximately $41.0 million. A reconciliation of net loss to Adjusted EBITDA for the six months ended June 30, 2026 is set forth below.

($ thousands)	Six Months Ended June 30, 2026
Net loss	($52,183)
Add: Provision for income taxes	348
Add: Equity-based compensation expense	8,325
Add: Losses on the modification or extinguishment of debt and capital lease obligations	6,429
Add: Depreciation & amortization expense	26,449
Add: Interest expense	29,871
Adjusted EBITDA	19,239
1H’26 annualized adjusted EBITDA	38,797
Add: Southern Star Pipeline annual minimum revenue commitment	2,190
Pro forma 1H’26 annualized adjusted EBITDA	$40,987

For 2027, Jefferson is targeting Adjusted EBITDA of approximately $88 million and Free Cash Flow of approximately $35 million on a stand-alone basis, and, on a pro forma basis giving effect to the Acquisition and the Financing, Adjusted EBITDA of approximately $138 million and Free Cash Flow of approximately $57 million, with total debt of approximately $1,214 million. These targets are based on a variety of assumptions, including that Jefferson executes new or expanded customer contracts resulting in approximately $35 million of additional annual Adjusted EBITDA, the USD assets perform in line with the minimum volume commitments under their existing take-or-pay contracts through July 2031, operating expenses remain in line with historical averages, and the refinanced debt bears interest at 10%. There can be no assurance that Jefferson will be able to meet these targets, and actual results may vary materially. Please see “Cautionary Language Regarding Forward-Looking Statements” below.

Jefferson is not providing forward looking guidance for U.S. GAAP reported financial measures or a quantitative reconciliation of forward-looking non-GAAP financial measures to the most directly comparable U.S. GAAP measure because it is unable to predict with reasonable certainty the ultimate outcome of certain significant items without unreasonable effort. These items include, but are not limited to, interest expense, contractor costs and customer revenues. These items are uncertain, depend on various factors, and could have a material impact on U.S. GAAP reported results for the guidance period.

Pursuant to the rules and regulations of the SEC, the information in this Item 7.01 disclosure is deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934 (the “Exchange Act”).

Item 8.01.	Other Events.

On October 23, 2026, Jefferson announced the intention to launch a private offering of up to $270 million aggregate principal amount of notes (the “Financing”). This amount is preliminary and subject to change. The notes are expected to be offered only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to non-U.S. persons outside the United States in reliance on Regulation S under the Securities Act.

Jefferson intends to use the net proceeds from the Financing to (a) finance the Acquisition, including the Port Arthur Terminal in Port Arthur, Texas and a 50% interest in the Diluent Recovery Unit located in Hardisty, Alberta, including to repay approximately $255 million of related existing debt and (b) pay related transaction fees and expenses. The Financing is subject to market and other conditions, and there is no assurance that the Financing will be completed or, if completed, as to the terms on which it will be completed.

The securities offered will not be or have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The information in this Current Report on Form 8-K does not constitute an offer to purchase or sell, or a solicitation of an offer to purchase or sell, the notes or any other security, nor shall there be any purchase or sale of these securities in any state or other jurisdiction in which such an offer, solicitation or purchase or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Cautionary Language Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Words such as, but not limited to, “will,” “believes,” “expects,” “anticipates,” “plans,” “could,” “may,” “should,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements in this current report include, among other things, statements about FIP’s and Jefferson’s plans, objectives, expectations and intentions; the ability of Jefferson to lease storage, attract new customers, grow third-party business and achieve new revenue opportunities; the expected financial condition, results of operations and business of FIP and Jefferson; and the anticipated timing and the terms and conditions of the proposed Financing and uncertainties including, among other things, risks related to the launch of the proposed Financing and the satisfaction of the conditions of the closing of the proposed Financing in the anticipated timeframe or at all; risks related to Jefferson’s ability to realize the anticipated benefits of the Financing; risks related to Jefferson’s ability to meet its obligations under the definitive documents for the proposed Financing, including scheduled principal and interest payments; future commodity prices, exchange and interest rates; changes in tax and other laws, regulations, rates and policies; and competitive developments. All forward-looking statements rely on a number of assumptions, estimates and data concerning future results and events and are subject to a number of uncertainties and other factors that could cause actual results to differ materially from those reflected in such statements. Accordingly, FIP cautions that the forward-looking statements contained herein are qualified by these and other important factors and uncertainties that could cause results to differ materially from those reflected by such statements. For more information on additional potential risk factors, please review FIP’s filings with the SEC, including, but not limited to, FIP’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FTAI INFRASTRUCTURE INC.

/s/ Kenneth J. Nicholson
Name: Kenneth J. Nicholson
Title: Chief Executive Officer and President

Date: October 23, 2026